UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2015

Q2 HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36350 (Commission File Number)	20-2706637 (IRS Employer Identification No.)

13785 Research Blvd, Suite 150
Austin, Texas 78750
(512) 275-0072
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)
Not Applicable

(Former name or former address, if changed since last report)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
On March 12, 2015, the Compensation Committee of the Board of Directors of Q2 Holdings, Inc. (the “Company”) approved the 2015 Bonus Plan for the fiscal year ended December 31, 2015. The 2015 Bonus Plan provides for the payment of cash bonuses to certain of the Company’s executive officers, including the Company’s named executive officers, based upon achievement of established performance measures and payout formulas determined by the Compensation Committee. To the extent earned, bonuses under the 2015 Bonus Plan for our named executive officers will be paid in a single annual payout following completion of the 2015 fiscal year.

The target bonus payments as a percentage of the base salary for each of our named executive officers established by our Compensation Committee are set forth in the following table:

Named Executive Officer	Target Bonus as % of Base Salary
Matthew P. Flake President and Chief Executive Officer	76%
Jennifer N. Harris Chief Financial Officer	55%
Adam D. Anderson Executive Vice President and Chief Executive Officer	50%

The 2015 Bonus Plan provides for the bonus amounts to be earned based on the following metrics:

	Weighting of Component as a % of Target Bonus Payment
	Revenue	Gross Margin	Business Objectives
Mr. Flake	50%	50%	0
Ms. Harris	50%	50%	0
Mr. Anderson	40%	40%	20%

The revenue component consists of the Company’s revenue calculated in accordance with generally accepted accounting principles (“GAAP”). The gross margin component consists of the Company’s gross margin calculated in accordance with GAAP, but excluding stock based compensation expenses, capitalization and amortization. The 2015 Bonus Plan provides that the revenue and gross margin components are to be measured against revenue and gross margin targets based on the 2015 annual budget approved by the Company’s board of directors. The business objectives component consists of each individual's contribution and collaboration towards corporate objectives.

Payouts under the 2015 Bonus Plan with respect to the revenue and gross margin components are to be based on performance within a range of each component’s target. No incentive payment may be earned for performance below the target minimum and the maximum bonus may be earned at the target maximum. The range and target for each component are set forth in the following table:

Achievement Level	Percentage of Revenue and Gross Margin Component Attained	Corresponding Weighted Payout Percentage Per Component
Minimum	95%	50%
At target	100%	100%
Maximum	120%	150%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q2 HOLDINGS, INC.

March 13, 2015	/s/ Jennifer N. Harris Jennifer N. Harris Chief Financial Officer